UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2018

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement
On March 26, 2018, Unique Fabricating NA,Inc.(the “US Borrower”) and Unique-Intasco Canada, Inc.(the “CA Borrower”) entered into the Third Amendment (the “Amendment”) to the Credit Agreement, dated April 29, 2016 (the Credit Agreement”), with the lenders from time to time party thereto (the “Lenders”) and Citizens Bank, National Association, a national banking association, as Administrative Agent for the lenders (the “Agent”). The Amendment added a fifth tier of interest rates for total leverage ratios greater than or equal to 3.00 to 1.00. The Credit Agreement only provided three tiers of interest rates based on a total leverage ratio with the greatest tier being for greater than or equal to 2.50 to 1.00. Under the Amendment, all loans under the Credit Agreement now bear interest at the Company's election of either (i) the greater of the Prime Rate or the Federal Funds Effective Rate (the “Base Rate”) or ii) the LIBOR rate, plus an applicable margin ranging from 1.75 percent to 2.75 percent per annum in the case of the Base Rate and 2.75 percent to 3.75 percent per annum in the case of the LIBOR rate, in each case, based on a senior leverage ratio threshold, measured quarterly.
The Amendment also amended the financial covenant related to the total leverage ratio (the ratio of Total Debt as of the date of determination to Consolidated EBITDA for the twelve month period ended as of the date of determination), which previously could not exceed a ratio of 3.00 to 1.00. The Amendment provides that the total leverage ratio may not exceed 3.50 to 1.00 for the fiscal quarter ended March 31, 2018, 3.25 to 1.00 for the fiscal quarters ended June 30, 2018 and September 30, 2018, and 3.00 to 1.00 for the fiscal quarter ended December 31, 2018 and all fiscal quarters thereafter.
This summary of the Amendment to the New Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amendment to the New Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Third Amendment to Credit Agreement and Loan Documents, dated as of March 26, 2018, by and between the financial institutions signatory thereto (the “Lenders”), Citizens Bank, National Association (formerly known as RBS Citizens, N.A.) as Administrative Agent for the Lenders, and Unique Fabricating NA, Inc. and Unique-Intasco Canada, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: March 27, 2018	By:	/s/ Thomas Tekiele
Name: Thomas Tekiele
Title: Chief Financial Officer (Principal Financial and Accounting Officer)